                                                                   Exhibit 10.25

                          SECOND AMENDED AND RESTATED

                            STOCKHOLDERS AGREEMENT

                                     among

                             SYNAPSE GROUP, INC.,

                      GENERAL ATLANTIC PARTNERS 46, L.P.,

                      GENERAL ATLANTIC PARTNERS 49, L.P.,

                      GENERAL ATLANTIC PARTNERS 60, L.P.,

                        GAP COINVESTMENT PARTNERS, L.P.,

                      GAP COINVESTMENT PARTNERS II, L.P.,

                               NSSI HOLDINGS INC.

                                      and

                      THE OTHER STOCKHOLDERS NAMED HEREIN



                           Dated as of June 23, 2000

                               TABLE OF CONTENTS

                                                                                                         Page
1.       Definitions....................................................................................    1
2.       Restrictions on Transfer of Shares.............................................................    9
         2.1      Limitation on Transfer................................................................    9
         2.2      Permitted Transfers...................................................................    9
         2.3      Permitted Transfer Procedures.........................................................   11
         2.4      Transfers in Compliance with Law; Substitution of Transferee..........................   11
3.       Right of First Offer and Tag-Along Rights......................................................   12
         3.1      Proposed Voluntary Transfers by Walker Stockholders, General Atlantic Stockholders
                  or Additional Stockholders............................................................   12
         3.2      Proposed Voluntary Transfers by Loeb Stockholders.....................................   16
         3.3      Involuntary Transfers.................................................................   19
         3.4      Covenant..............................................................................   21
4.       Rights on Future Issuance of Shares............................................................   21
         4.1      Offering Notice.......................................................................   21
         4.2      Exercise of Rights....................................................................   22
         4.3.     Closing...............................................................................   23
         4.4      Sale to Subject Purchaser.............................................................   23
5.       After-Acquired Securities; Agreement to be Bound...............................................   24
         5.1      After-Acquired Securities.............................................................   24
         5.2      Agreement to be Bound.................................................................   24
6.       Corporate Governance...........................................................................   24
         6.1      General...............................................................................   24
         6.2      Stockholder Actions...................................................................   24
         6.3      Voting of Shares; Irrevocable Proxy...................................................   25
         6.4      Election of Directors; Number and Composition.........................................   26
         6.5      Removal and Replacement of Directors..................................................   27
         6.6      Reimbursement of Expenses.............................................................   27
         6.7      Confidentiality; Noncompete...........................................................   27
         6.8      Remedies..............................................................................   31
         6.9      Financial Statements and Other Information............................................   31
7.       Stock Certificate Legend.......................................................................   32
8.       Limitations on Time's Rights...................................................................   33
         8.1      Generally.............................................................................   33
         8.2      Agreements by Loeb....................................................................   33
         8.3      Agreements by the General Atlantic Stockholders.......................................   34
9.       Miscellaneous..................................................................................   35
         9.1      Notices...............................................................................   35
         9.2      Successors and Assigns................................................................   35
         9.3      Amendment and Waiver..................................................................   35
         9.4      Authorization to Modify Restrictions..................................................   35
         9.5      Counterparts..........................................................................   35

         9.6      Specific Performance..................................................................  35
         9.7      Headings..............................................................................  35
         9.8      GOVERNING LAW; JURISDICTION...........................................................  35
         9.9      Severability..........................................................................  36
         9.10     Entire Agreement......................................................................  36
         9.11     Term of Agreement.....................................................................  36
         9.12     Further Assurances....................................................................  36
         9.13     Pronouns..............................................................................  36
         9.14     Waivers/Consents to Amendments........................................................  36


EXHIBITS

Exhibit A         Restated Certificate of Incorporation
Exhibit B         By-laws
Exhibit C-1       Form of Transfer Agreement (Previously issued shares)
Exhibit C-2       Form of Transfer Agreement (Newly issued stock)

SCHEDULES

Schedule 1        Other Investors
Schedule 9.1      Addresses

              SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

     THIS SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT is dated as of June 23, 2000 (this "Agreement"), among Synapse Group, Inc., a Delaware corporation
                 ---------
(the "Company"), General Atlantic Partners 46, L.P., a Delaware limited
      -------
partnership ("GAP LP"), General Atlantic Partners 49, L.P., a Delaware limited
              ------
partnership ("GAP 49"), General Atlantic Partners 60, L.P., a Delaware limited
              ------
partnership ("GAP 60"), GAP Coinvestment Partners, L.P., a New York limited
              ------
partnership ("GAP Coinvestment"), GAP Coinvestment Partners II, L.P., a Delaware
              ----------------
limited partnership ("GAP Coinvestment II"), Michael Loeb ("Loeb"), Jay Walker
                      -------------------                   ----
("Walker"), the Jay S. Walker Irrevocable Credit Trust (the "Walker Trust") and
  ------                                                     ------------
NSSI Holdings Inc., a Delaware corporation ("Time").
                                             ----

     WHEREAS, the Company, the General Atlantic Stockholders (as hereinafter defined), Loeb, Walker, the Walker Trust and the other stockholders listed on
Schedule 1 hereto (the "Other Investors") are parties to that Amended and
----------              ---------------
Restated Stockholders Agreement dated as of January 12, 2000 (the "Original
                                                                   --------
Agreement");
---------

     WHEREAS, this Agreement is made in connection with that (a) Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), among the
                                             ------------------
Company and Time, pursuant to which the Company agreed to issue and sell to Time shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock") and (b) Stock Purchase Agreement,
                ------------------------
dated as of the date hereof (the "Walker Sale Agreement"), between Walker and
                                 ----------------------
Time, pursuant to which Walker has agreed to sell to Time 6,875,000 shares of Voting Common Stock and Nonvoting Common Stock for $8.00 per share;

     WHEREAS, in order to induce Time to purchase the Series C Preferred Stock, the parties hereto have agreed to amend and restate in its entirety the Original Agreement and, pursuant to Section 9.3(b) of the Original Agreement, the Company, the General Atlantic Stockholders, Loeb, Walker and the Walker Trust have the power to amend and waive certain provisions of the Original Agreement; and

     WHEREAS, the parties hereto wish to restrict the transfer of the Shares (as hereinafter defined) and to provide for, among other things, first offer rights, tag-along rights and rights on future issuances of shares, corporate governance rights and obligations and certain other rights under certain conditions.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto hereby amend and restate the Original Agreement and agree as follows:

     1.   Definitions. As used in this Agreement, the following terms shall have
          -----------
the meanings set forth below:

          "Additional Stockholders" means Time, the Other Investors and any
           -----------------------
Permitted Transferee thereof to which Shares are transferred in accordance with
Section 2.2 hereof, and the term "Additional Stockholder" shall mean any such Person.

          "Affiliate" shall mean a Person who is an "affiliate" as defined in
           ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act. GAP LP, GAP 49, GAP 60, GAP Coinvestment and GAP Coinvestment II shall be deemed to be Affiliates of one another.

          "Agreement" has the meaning set forth in the recitals to this
           ---------
Agreement.

          "Arena" has the meaning set forth in Section 9.14 of this Agreement.
           -----

          "Board of Directors" means the Board of Directors of the Company.
           ------------------

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          "Cause" has the meaning set forth in Section 6.7.3 of this Agreement.
           -----

          "Charter Documents" means the Restated Certificate of Incorporation
           -----------------
and the By-laws of the Company as in effect on the date hereof, copies of which are attached hereto as Exhibits A and B, respectively.
                       ----------------

          "Combined Voting Shares" has the meaning set forth in Section 4.1 of
           ----------------------
this Agreement.

          "Commission" means the Securities and Exchange Commission or any
           ----------
similar agency then having jurisdiction to enforce the Securities Act.

          "Common Stock" means the Voting Common Stock and the Nonvoting Common
           ------------
Stock, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

          "Common Stock Equivalents" means any security or obligation which is
           ------------------------
by its terms convertible into shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

          "Company" has the meaning set forth in the recitals to this Agreement.
           -------

          "Company Option" has the respective meanings set forth in Sections
           --------------
3.1.2 and 3.2.3 of this Agreement.

          "Company Option Period" has the respective meanings set forth in
           ---------------------
Sections 3.1.2 and 3.2.3 of this Agreement.

          "Company Confidential Information" has the meaning set forth in
           --------------------------------
Section 6.7.1 of this Agreement.

          "Contract Date" has the respective meanings set forth in Sections
           -------------
3.1.5 and 3.2.4 of this Agreement.

          "Director's Cause" means  indictment of a director for any felony or
           ----------------
any misdemeanor involving moral turpitude or fraud or financial dishonesty including, without limitation, misappropriation of funds or property of the Company, or any attempt by a director to secure any personal profit related to the business or business opportunities of the Company.

          "Excess New Securities" has the meaning set forth in Section 4.2(a) of
           ---------------------
this Agreement.

          "Excess Offered Securities" has the respective meanings set forth in
           -------------------------
Sections 3.1.3(a) and 3.2.4(a) of this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
(or any successor statute thereto) and the rules and regulations of the Commission thereunder.

          "Excluded Transaction" means the issuance and sale by the Company of
           --------------------
(a) the Investor Warrants and the Lender Warrants (and the issuance of Common Stock upon the exercise of the Investor Warrants and the Lender Warrants) and
(b) shares of capital stock or any other security convertible into capital stock of the Company, up to a maximum of 3,500,000 shares, which may be issued to any strategic investor pursuant to any arrangement approved by the Board of Directors.

          "Fair Value" has the meaning set forth in Section 3.3.2 of this
           ----------
Agreement.

          "Family Members" has the meaning set forth in Section 2.2 of this
           --------------
Agreement.

          "GAAP" has the meaning set forth in Section 6.9.1 of this Agreement.
           ----

          "GAP Coinvestment" has the meaning set forth in the recitals to this
           ----------------
Agreement.

          "GAP Coinvestment II" has the meaning set forth in the recitals to
           -------------------
this Agreement.

          "GAP Confidential Information" has the meaning set forth in Section
           ----------------------------
6.7.2 of this Agreement.

          "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited
           -------
liability company and the general partner of GAP LP, GAP 49 and GAP 60, and any successor to such entity.

          "GAP LP" has the meaning set forth in the recitals to this Agreement.
           ------

          "GAP 49" has the meaning set forth in the recitals to this Agreement.
           ------

          "GAP 60" has the meaning set forth in the recitals to this Agreement.
           ------

          "General Atlantic Director" has the meaning set forth in Section
           -------------------------
6.4(b) of this Agreement.

          "General Atlantic Excluded Transaction" has the meaning set forth in
           -------------------------------------
Section 8.1 of this Agreement.

          "General Atlantic Stockholders" means GAP LP, GAP 49, GAP  60, GAP
           -----------------------------
Coinvestment, GAP Coinvestment II and any Permitted Transferee of any of them to which Shares are transferred in accordance with Section 2.2, and the term "General Atlantic Stockholder" shall mean any such Person.

          "Governmental Authority" means the government of any nation, state,
           ----------------------
city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Initial Public Offering" means an underwritten initial public
           -----------------------
offering of equity securities of the Company pursuant to an effective Registration Statement filed under the Securities Act.

          "Initiating Stockholder" has the meaning set forth in Section 3.1.6 of
           ----------------------
this Agreement.

          "Investor Warrants" means those warrants to purchase Common Stock
           -----------------
issued by the Company pursuant to that Stock and Warrant Purchase Agreement dated as of January 12, 2000 between the Company and the Purchasers named therein.

          "Involuntary Transfer" means any transfer, proceeding or action by or
           --------------------
in which a Stockholder shall be deprived or divested of any right, title or interest in or to any of the Shares, including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code of 1978, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property and any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action, but excluding any transfer upon the death of a Stockholder.

          "Involuntary Transferee" has the meaning set forth in Section 3.3.1 of
           ----------------------
this Agreement.

          "IPO Effectiveness Date" means the date upon which the Company closes
           ----------------------
its Initial Public Offering.

          "Lender Warrants" means those warrants to purchase Common Stock issued
           ---------------
by the Company to Walker pursuant to that Credit Agreement dated as of January 12, 2000 between the Company and Walker, as assigned by Walker to Arena Capital Investment Fund, L.P. pursuant to that Assignment Agreement dated as of February 1, 2000.

          "Liens" has the meaning set forth in Section 3.1.4 of this Agreement.
           -----

          "Loeb" has the meaning set forth in the recitals to this Agreement.
           ----

          "Loeb Option" has the meaning set forth in Section 3.1.1.A of this
           -----------
Agreement.

          "Loeb Option Period" has the meaning set forth in Section 3.1.1.A of
           ------------------
this Agreement.

          "Loeb Stockholder" means Loeb and any Permitted Transferee of Loeb to
           ----------------
which Shares are transferred in accordance with Section 2.2.

          "Major Purchaser" has the meaning set forth in Section 6.9 of this
           ---------------
Agreement.

          "Major Stockholders" means Walker, Loeb, the Walker Trust and any
           ------------------
Permitted Transferee of any of them to which Shares are transferred in accordance with Section 2.2, and the term "Major Stockholder" shall mean any such Person.

          "Minor Stockholders" means (a) Joseph Hanson; (b) Margaret Bates; (c)
           ------------------
Margaret Loeb; (d) Andre Jaeckle; (e) Margaret Loeb, Trustee u/ The Michael Loeb Irrevocable Trust f/b/o Michael Roberts Loeb dated December 28, 1995; (f) Margaret Loeb, Trustee u/ The Michael Loeb Irrevocable Trust f/b/o Katherine Elizabeth Loeb dated December 28, 1995; (g) Nancy Halpern, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Marc David Loeb; (h) Nancy Halpern, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Jeremy Paul Loeb; and (i) Nancy Halpern, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Carolyn Rose Loeb.

          "Minor Stockholders Agreement" means the Shareholder Agreement, dated
           ----------------------------
December 1, 1993, among the Company, Walker, Loeb, and the other parties listed on the signature page thereto.

          "New Issuance Notice" has the meaning set forth in Section 4.1 of this
           -------------------
Agreement.

          "New Securities" has the meaning set forth in Section 4.1 of this
           --------------
Agreement.

          "Noncompete Period" has the meaning set forth in Section 6.7.3 of this
           -----------------
Agreement.

          "Nonvoting Common Stock" means the Company's Class B common stock,
           ----------------------
$0.001 par value per share.

          "Offer Price" has the respective meanings set forth in Sections 3.1.1
           -----------
and 3.2.1 of this Agreement.

          "Offered Securities" has the respective meanings set forth in Sections
           ------------------
3.1.1 and 3.2.1 of this Agreement.

          "Offering Notice" has the respective meanings set forth in Sections
           ---------------
3.1.1 and 3.2.1 of this Agreement.

          "Option Period" has the respective meanings set forth in Sections
           -------------
3.1.3(a) and 3.2.4 of this Agreement.

          "Original Agreement" has the meaning set forth in the recitals to this
           ------------------
Agreement.

          "Other Businesses" has the meaning set forth in Section 6.7.5 of this
           ----------------
Agreement.

          "Other Investors" has the meaning set forth in the recitals to this
           ---------------
Agreement.

          "Other Stockholder" means (a) any transferee of a Walker Stockholder,
           -----------------
a General Atlantic Stockholder or an Additional Stockholder (in each case other than a Permitted Transferee thereof) who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 2.4 and to whom Shares have been transferred in accordance with Section 3.1.5 and (b) any Person other than a Major Stockholder, a General Atlantic Stockholder, or an Additional Stockholder who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 5.2.

          "Permitted Transferee" has the meaning set forth in Section 2.2 of
           --------------------
this Agreement.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority or other entity.

          "Preferred Stock" means the Series A Preferred Stock, the Series B
           ---------------
Preferred Stock and the Series C Preferred Stock.

          "PriceLine" has the meaning set forth in Section 2.2 of this
           ---------
Agreement.

          "Proportionate Percentage" has the meaning set forth in Section 4.2(a)
           ------------------------
of this Agreement.

          "Proposed Price" has the meaning set forth in Section 4.1 of this
           --------------
Agreement.

          "Purchase Agreement" has the meaning set forth in the recitals to this
           ------------------
Agreement.

          "Registration Rights Agreement" means the Second Amended and Restated
           -----------------------------
Registration Rights Agreement, dated the date hereof, among the Company, GAP LP, GAP 49, GAP 60, GAP Coinvestment, GAP Coinvestment II, Loeb, Walker, the Walker Trust and Time.

          "Registration Statement" means a registration statement filed pursuant
           ----------------------
to the Securities Act.

          "Rightholder" has the respective meanings set forth in Sections
           -----------
3.1.3(a), 3.2.4(a), 3.3.1, 3.4.1 and 4.2(a) of this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations of the Commission thereunder.

          "Series A Preferred Stock" means the Series A Convertible Preferred
           ------------------------
Stock, par value $0.001 per share, of the Company.

          "Series B Preferred Stock" means the Series B Convertible Preferred
           ------------------------
Stock, par value $0.001 per share, of the Company.

          "Series C Preferred Stock" has the meaning set forth in the recitals
           ------------------------
to this Agreement.

          "Shares" means, with respect to each Stockholder, all shares, whether
           ------
now owned or hereafter acquired, of Common Stock, Preferred Stock and Investor Warrants owned thereby; provided, however, for the purposes of any computation
                        -----------------
of the number of Shares either outstanding or owned or held by any Stockholder or otherwise to be determined pursuant to Sections 2, 3 and 4.2, the shares of Common Stock issuable upon conversion, exercise or exchange of all Common Stock Equivalents shall be deemed outstanding whether or not such conversion, exercise or exchange has actually been effected.

          "Stockholders" means (a) the Major Stockholders, the Additional
           ------------
Stockholders and the General Atlantic Stockholders and any transferee thereof who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 2.4 and (b) any Person who has agreed to be bound by the terms and conditions of this Agreement in accordance with Section 5.2(a), and the term "Stockholder" shall mean any such Person.

          "Stockholders Meeting" has the meaning set forth in Section 6.1 of
           --------------------
this Agreement.

          "Subject Purchaser" has the meaning set forth in Section 4.1 of this
           -----------------
Agreement.

          "Subsidiaries" means, as of the relevant date of determination, with
           ------------
respect to any Person, a corporation or other Person of which fifty percent (50%) or more of the voting power of the outstanding voting equity securities or fifty percent (50%) or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Tag-Along Rightholder" has the meaning set forth in Section 3.1.6(a)
           ---------------------
of this Agreement.

          "Third Party Purchaser" has the respective meanings set forth in
           ---------------------
Sections 3.1.1, 3.1.6 and 3.2.1 of this Agreement.

          "Time" has the meaning set forth in the recitals to this Agreement.
           ----

          "Time Director" has the meaning set forth in Section 6.4(c) of this
           -------------
Agreement.

          "Time Observer" has the meaning set forth in Section 6.4(c) of this
           -------------
Agreement.

          "Total Outstanding Capital Stock" means all shares of Common Stock
           -------------------------------
issued and outstanding, assuming the conversion of all issued and outstanding shares of Preferred Stock and the conversion of all other convertible securities (including, without limitation, debt instruments of the Company or any Subsidiary), excluding all options, warrants and other similar rights to acquire shares of the Company.

          "Total Outstanding Shares" means all shares of Common Stock issued and
           ------------------------
outstanding, assuming the conversion of all issued and outstanding shares of Preferred Stock, the conversion of all other convertible securities (including, without limitation, debt instruments of the Company or any Subsidiary) and the exercise of all warrants and other similar rights to acquire shares of the Company.

          "transfer" has the meaning set forth in Section 2.1 of this Agreement.
           --------

          "Transferred Shares" has the meaning set forth in Section 3.3.1 of
           ------------------
this Agreement.

          "Transferring Stockholder" has the respective meanings set forth in
           ------------------------
Section 3.1.1 and 3.2.1 of this Agreement.

          "Voting Common Stock" means the Company's Class A common stock, $0.001
           -------------------
par value per share.

          "Walker" has the meaning set forth in the recitals to this Agreement.
           ------

          "Walker Option" has the meaning set forth in Section 3.2.2 of this
           -------------
Agreement.

          "Walker Option Period" has the meaning set forth in Section 3.2.2 of
           --------------------
this Agreement.

          "Walker Sale Agreement" has the meaning set forth in the recitals to
           ---------------------
this Agreement.

          "Walker Stockholder" means Walker, the Walker Trust and any Permitted
           ------------------
Transferee of either of them to which Shares are transferred in accordance with
Section 2.2.

          "Walker Trust" has the meaning set forth in the recitals to this
           ------------
Agreement.

          "Written Consent" has the meaning set forth in Section 6.1 of this
           ---------------
Agreement.

     2.   Restrictions on Transfer of Shares.
          ----------------------------------

          2.1  Limitation on Transfer.  No Stockholder shall sell, give, assign,
               ----------------------
hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a "transfer") any Shares or
                                                       --------
any right, title or interest therein or thereto, except in accordance with the provisions of this Agreement, and in the event of such transfer, any transferee obtaining any record or beneficial interest or right to vote such Shares hereunder shall agree to be bound by this Agreement and shall comply with
Section 2.4. Any attempt to transfer any Shares or any rights thereunder in violation of the preceding sentence shall be null and void ab initio and the
                                                           -- ------
Company shall not register any such transfer.

          2.2  Permitted Transfers.  Notwithstanding anything to the contrary
               -------------------
contained in this Agreement, subject to Sections 2.3 and 2.4:

               (a) any Walker Stockholder may transfer all or a portion of his or its Shares (i) to or among a member of Walker's immediate family, which shall include his spouse, siblings, children or grandchildren ("Family Members"), (ii)
                                                          --------------
to or among any trust, corporation, partnership or limited liability company, all of the beneficial interests in which shall be held, directly or indirectly, by Walker and/or one or more Family Members of Walker or which is an Affiliate of Walker; provided, however, that during the period that any such trust,
           --------  -------
corporation, partnership or limited liability company holds any right, title or interest in any Shares, no Person other than a Walker Stockholder or one or more Family Members of a Walker Stockholder may be or become beneficiaries, stockholders, limited or general partners or members thereof, (iii) pursuant to an agreement substantially similar to the Subscription and Exchange Agreement, dated as of February 12, 1998, among PriceLine LLC ("PriceLine"),
                                                                ---------
Walker and GAP Coinvestment whereby units of PriceLine are convertible, under certain circumstances, by GAP Coinvestment into shares of Common Stock, (iv) to Loeb or any Permitted Transferee of Loeb that is described in clauses (b)(i) and
(b)(ii) of this Section 2.2, (v) pursuant to that (A) Consulting/Option Agreement dated as of November 1, 1997 among Walker, Walker Digital Corporation and Richard Braddock, (B) Consulting/Option Agreement dated as of November 1, 1997 among Walker, Walker Digital Corporation and Nancy Peretsman, (C) Consulting/Option Agreement dated as of November 1, 1997 among Walker, Walker Digital Corporation and N.J Nicholas, Jr. and (D) Consulting/Option Agreement dated as of December __, 1997 among Walker, Walker Digital Corporation and Bernee D.L. Strom, (vi) to Arena Capital Investment Fund, L.P. (or any Affiliate thereof) pursuant to that Securities Purchase Agreement dated as of March 20, 2000 between Walker and Arena Capital Investment Fund, L.P., or an Affiliate thereof, and (vii) pursuant to the exchange rights set forth in the Walker Digital Subscription Agreements among Walker, Walker Digital Corporation and each of Richard Braddock, the NJN Trust, Paul Gould, Paul Francis, Elliot Millenson and Nancy Peretsman; provided that no such transfer of Shares to Loeb
                               --------
or any such Permitted Transferee of Loeb shall be made with the intent to adversely affect any rights of the General Atlantic Stockholders or Time under this Agreement, the Purchase Agreement or the Registration Rights Agreement;

               (b) any Loeb Stockholder may transfer all or a portion of his or its Shares (i) to or among one or more Family Members of Loeb, (ii) to or among any trust, corporation, partnership or limited liability company, all of the beneficial interests in which shall be held, directly or indirectly, by Loeb and/or one or more Family Members of Loeb or which is an Affiliate of Loeb; provided, however, that during the period that any such trust, corporation,
--------  -------
partnership or limited liability company holds any right, title or interest in any Shares, no Person other than a Loeb Stockholder or one or more Family Members of a Loeb Stockholder may be or become beneficiaries, stockholders, limited or general partners or members thereof, (iii) to any Walker Stockholder and (iv) subject to Sections 3.1.6, 3.2 and 3.3 herein, to or among any Person;

               (c) any General Atlantic Stockholder may transfer all or a portion of its Shares to (i) any of its Affiliates and (ii) if the IPO Effectiveness Date shall not have occurred by March 9, 2003, any of its limited partners;

               (d) each of the Other Investors may transfer all or a portion of its, his or her Shares (as the case may be) to (i) in the event such Other Investor is not an individual, to an Affiliate thereof, and (ii) in the event such Other Investor is an individual, to a Family Member or a trust, corporation, partnership or other entity, the sole owner(s) of which is/are such Other Investor or such Other Investor's Family Members; and

               (e) Time may transfer all or a portion of its Shares to any Affiliate thereof.

          The Persons referred to in the preceding clauses (a), (b), (c), (d) and (e) are each referred to hereinafter as a "Permitted Transferee". A
                                               --------------------
Permitted Transferee of Shares pursuant to this Section 2.2 may transfer its Shares pursuant to this Section 2.2 only to the transferor Stockholder or to a Person that is a Permitted Transferee of such transferor Stockholder.

          2.3  Permitted Transfer Procedures.  If any Stockholder wishes to
               -----------------------------
transfer Shares to a Permitted Transferee under Section 2.2, such Stockholder shall give notice to the Company of its intention to make any transfer permitted under Section 2.2 not less than ten (10) days prior to effecting such transfer, which notice shall state the name and address of each Permitted Transferee to whom such transfer is proposed and the number of Shares proposed to be transferred to such Permitted Transferee.

          2.4  Transfers in Compliance with Law; Substitution of Transferee.
               ------------------------------------------------------------
Notwithstanding any other provision of this Agreement, no transfer may be made pursuant to this Section 2 or Section 3 unless (a) the transferee has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit C-1, (b) the
                                                        -----------
transfer complies in all respects with the applicable provisions of this Agreement and (c) the transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act.
If requested by the Company in its reasonable judgment, an opinion of counsel to such transferring Stockholder, in form and substance reasonably satisfactory to the Company, shall be supplied to the Company at such transferring Stockholder's expense, to the effect that such transfer complies with the applicable federal and state securities laws. Upon becoming a party to this Agreement, (i) the Permitted Transferee of a Stockholder shall be substituted for, and shall enjoy the same rights and be subject to the same obligations as, the transferring Stockholder hereunder with respect to the Shares transferred to such Permitted Transferee, (ii) an Other Stockholder shall be subject to the same obligations as, but none of the rights of, the transferring Stockholder and (iii) the transferee of an Other Stockholder shall be substituted for, and shall be subject to the same obligations as, the transferring Other Stockholder hereunder with respect to the Shares transferred to such transferee.

     3.   Right of First Offer and Tag-Along Rights.
          -----------------------------------------

          3.1  Proposed Voluntary Transfers by Walker Stockholders, General
               ------------------------------------------------------------
Atlantic Stockholders or Additional Stockholders.
------------------------------------------------

               3.1.1     Offering Notice.  Subject to Section 2, if any Walker
                         ---------------
Stockholder, General Atlantic Stockholder or Additional Stockholder (for purposes of this Section 3.1.1, a "Transferring Stockholder") wishes to transfer
                                   ------------------------
all or any portion of its or his Shares to any Person (other than a Permitted Transferee) (for purposes of this Section 3.1.1, a "Third Party Purchaser"),
                                                    ---------------------
such Transferring Stockholder shall send written notice (for purposes of this
Section 3.1.1, the "Offering Notice") to the Company, with a copy to Loeb,
                    ---------------
Walker, the General Atlantic Stockholders and the Additional Stockholders who, in each case, is not a Transferring Stockholder, which shall state (a) the number of Shares proposed to be transferred (for purposes of this Section 3.1.1, the "Offered Securities") and (b) the proposed purchase price per Share which
     ------------------
the Transferring Stockholder is willing to accept (for purposes of this Section 3.1.1, the "Offer Price"). Upon delivery of the Offering Notice, such offer
            -----------
shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

               3.1.1.A  Loeb Option.  If the Transferring Stockholder is a
                        -----------
Walker Stockholder, then for a period of fifteen (15) days after the giving of the Offering Notice pursuant to Section 3.1.1 (the "Loeb Option Period"), Loeb
                                                    ------------------
shall have the right (the "Loeb Option") to purchase any or all of the Offered
                           -----------
Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of Loeb to purchase any or all of the Offered Securities under this Section 3.1.1.A shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to above, to the Transferring Stockholder, with a copy to the Company, Walker, the General Atlantic Stockholders and the Additional Stockholders (who, in each case, is not a Transferring Stockholder), which notice shall state the number of Offered Securities proposed to be purchased by Loeb. The failure of Loeb to respond within such 15-day period shall be deemed to be a waiver of Loeb's rights under this Section 3.1.1.A.
Loeb may waive his rights under this Section 3.1.1.A prior to the expiration of the 15-day period by giving written notice to the Transferring Stockholder, with a copy to the Company, Walker, the General Atlantic Stockholders and the Additional Stockholders.

               3.1.2    Company Option.  For a period of fifteen (15) days
                        --------------
(a) after the giving of the Offering Notice pursuant to Section 3.1.1 if the Transferring Stockholder is not a Walker Stockholder or (b) if Loeb does not elect to purchase all of the Offered Securities pursuant to Section 3.1.1.A, after the earlier to occur of (i) the expiration of the Loeb Option Period or
(ii) the date upon which the Transferring Stockholder shall have received written notice from Loeb of his exercise of the Loeb Option or his waiver thereof (the "Company Option Period"), the Company shall have the right (the
              ---------------------
"Company Option") to purchase any or all of the remaining Offered Securities or
 --------------
all of the Offered Securities, as the case may be, at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of the Company to purchase any or all of the Offered Securities under this Section 3.1.2 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to above, to the Transferring Stockholder, with a copy to Loeb, Walker, the General Atlantic Stockholders and the Additional Stockholders (who, in each case, is not a Transferring Stockholder), which notice shall state the number of Offered Securities proposed to be purchased by the Company. The failure of the Company to respond within such 15-day period shall be deemed to be a waiver of the Company's rights under this Section 3.1.2. The Company may waive its rights under this Section 3.1.2 prior to the expiration of the 15-day period by giving written notice to the Transferring Stockholder, with a copy to Walker, Loeb, the General Atlantic Stockholders and the Additional Stockholders.

               3.1.3    Stockholder Option; Exercise.
                        ----------------------------

                         (a)  If the Company does not elect to purchase all of
the Offered Securities which it has the right to purchase pursuant to Section 3.1.2, then for a period of fifteen (15) days after the earlier to occur of (i) the expiration of the Company Option Period pursuant to Section 3.1.2 or (ii) the date upon which the Transferring Stockholder shall have received written notice from the Company of its exercise of the Company Option pursuant to
Section 3.1.2 or its waiver thereof (for purposes of this Section 3.1.3, the "Option Period"), each of Walker, Loeb (if the Transferring Stockholder is not a
 -------------
Walker Stockholder), the General Atlantic Stockholders and the Additional Stockholders (who, in each case, is not a Transferring Stockholder) (each, for the purposes of this Section 3.1.3(a), a "Rightholder") shall have the right to
                                          -----------
purchase all, but not less than all, of the remaining Offered Securities at a purchase price at least equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. Unless otherwise agreed among all of the Rightholders, each such Rightholder shall have the right to purchase that percentage of the remaining Offered Securities determined by dividing (i) the total number of Shares then owned by such Rightholder by (ii) the total number of Shares then owned by all such Rightholders. If any Rightholder does not fully subscribe for the number or amount of Offered Securities it or he is entitled to purchase, then each other participating Rightholder shall have the right to purchase that percentage of the Offered Securities not so subscribed for (for purposes of this Section 3.1.3, the "Excess Offered Securities") determined by
                                     -------------------------
dividing (x) the total number of Shares then owned by such fully participating Rightholder by (y) the total number of Shares then owned by all fully participating Rightholders who elected to purchase Offered Securities. The procedure described in the preceding sentence shall be repeated until there are no remaining Excess Offered Securities or until no Rightholder wishes to purchase any additional Excess Offered Securities. If Loeb, the Company and/or the Rightholders do not purchase all, but not less than all, of the Offered Securities pursuant to Section 3.1.1.A, Section 3.1.2 and/or Section 3.1.3, respectively, the Transferring Stockholder may, subject to Section 3.1.6, sell the Offered Securities to a Third Party Purchaser in accordance with Section 3.1.5.

                         (b)  The right of each Rightholder to purchase the
remaining Offered Securities under subsection (a) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to in subsection (a) above, to the Transferring Stockholder with a copy to the Company and the other Rightholders. Each such notice shall state (i) the number of Shares held by such Rightholder and (ii) the number of Shares that such Rightholder is willing to purchase pursuant to this Section 3.1.3. The failure of a Rightholder to respond within such 15-day period to the Transferring Stockholder shall be deemed to be a waiver of such Rightholder's rights under this Section 3.1.3, provided that each Rightholder
                                               --------
may waive its rights under this Section 3.1.3 prior to the expiration of such 15-day period by giving written notice to the Transferring Stockholder, with a copy to the Company.

               3.1.4     Closing.  The closing of any purchase of Offered
                         -------
Securities pursuant to this Section 3.1 shall be held at the executive office of the Company at 10:00 a.m., local time, on the 30th day after (a) the giving by Loeb of the notice contemplated by Section 3.1.1.A, if Loeb has proposed to purchase all of the Offered Securities, (b) the giving by the Company of the notice contemplated by Section 3.1.2, if the Company has proposed to purchase all of the remaining Offered Securities or
(c) the earlier of (i) the giving by the last Rightholder of the notice contemplated by Section 3.1.3(b) and (ii) the expiration of the 15-day period referred to in Section 3.1.3(b), or at such other time and place as the parties to the transaction may agree. At such closing, the Transferring Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any liens, claims, options, charges, encumbrances or rights ("Liens") (other than those arising hereunder
                                  -----
and those attributable to actions by the purchasers) and the Transferring Stockholder shall so represent and warrant, and shall further represent and warrant that it is the sole beneficial and record owner of such Offered Securities. Loeb, the Company or each Rightholder, as the case may be, purchasing Offered Securities shall deliver at the closing payment of the purchase price in full in immediately available funds for the Offered Securities purchased by it or him. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

               3.1.5  Sale to a Third Party Purchaser. Unless Loeb, the Company
                      -------------------------------
and/or the Rightholders elect to purchase all, but not less than all, of the Offered Securities under this Section 3.1, the Transferring Stockholder may, subject to Section 3.1.6, sell the Offered Securities to a Third Party Purchaser on terms and conditions no less favorable to the Transferring Stockholder than those set forth in the Offering Notice and at a purchase price per share no less than the Offer Price; provided, however, that such sale is bona fide and made
                      --------  -------
pursuant to a contract entered into within ninety (90) days of the earlier to occur of (a) the waiver by Loeb, the Company and/or the Rightholders of their options to purchase the Offered Securities and (b) the expiration of the Option Period (for purposes of this Section 3.1.5, the earlier of such dates being referred to herein as the "Contract Date"). If such sale is not consummated
                           -------------
within ninety (90) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter by the Transferring Stockholder without again offering the same to the Company, the General Atlantic Stockholders, the Additional Stockholders, Walker and Loeb in accordance with this Section 3.1.

               3.1.6  Tag-Along Rights.
                      ----------------

                      (a)  If any Major Stockholder (the "Initiating
                                                          ----------
Stockholder") is transferring Offered Securities to any Person (other than a
-----------
Permitted Transferee) (for purposes of this Section 3.1.6, a "Third Party
                                                              -----------
Purchaser"), then each of the General Atlantic Stockholders, each of the
---------
Additional Stockholders and each of the Major Stockholders (who is not the Initiating Stockholder) (each, a "Tag-Along Rightholder") shall have the right
                                  ---------------------
to sell to such Third Party Purchaser upon the terms and conditions set forth in the Offering Notice, up to that number of Shares held by such Tag-Along Rightholder equal to that percentage of the Offered Securities determined by dividing (i) the total number of Shares then owned by such Tag-Along Rightholder by (ii) the total number of Shares then owned by all such Tag-Along Rightholders exercising their rights pursuant to this Section 3.1.6 plus the total number of
                                                       ----
Shares then owned by the Initiating Stockholder; provided that notwithstanding
                                                 --------
anything to the contrary set
forth in the Agreement, for purposes of this Section 3.1.6, a Permitted Transferee of Loeb shall mean only those Persons described in clauses (b)(i),
(b)(ii) and (b)(iii) of Section 2.2 herein and this Section 3.1.6 shall apply to transfers by any Loeb Stockholder to any Person other than those Persons described in clauses (b)(i), (b)(ii) and (b)(iii) of Section 2.2 herein. Subject to Section 3.1.6(b), the Transferring Stockholder and the Tag-Along Rightholder(s), together, shall effect the sale of the Offered Securities and such Tag-Along Rightholder(s) shall sell up to the number of Offered Securities permitted to be sold pursuant to this Section 3.1.6(a), and the number of Offered Securities to be sold to such Third Party Purchaser by the Initiating Stockholder shall be reduced accordingly.

                    (b) In order to exercise its right to sell Shares to a Third Party Purchaser pursuant to this Section 3.1.6, a Tag-Along Rightholder must agree to make substantially the same representations, warranties, covenants and indemnities and other similar agreements as the Initiating Stockholder agrees to make in connection with the proposed sale by it of Offered Securities to a Third Party Purchaser; provided, however, that (i) the General Atlantic
                            --------  -------
Stockholders and the Additional Stockholders shall not be required to make any representations and warranties concerning the business of the Company, (ii) any representations and warranties made by the Tag-Along Rightholders shall be several and not joint and (iii) any liability for indemnities given by a Tag-Along Rightholder shall be capped at the amount received by such Tag-Along Rightholder for its or his Shares. The Initiating Stockholder shall give notice to each Tag-Along Rightholder of each proposed sale by it of Offered Securities which gives rise to the rights of the Tag-Along Rightholders set forth in this
Section 3.1.6 at least thirty (30) days prior to the proposed consummation of such sale, setting forth the name of the Initiating Stockholder, the number of Offered Securities, the name and address of the proposed Third Party Purchaser, the proposed amount and form of consideration and terms and conditions of payment offered by such Third Party Purchaser, the percent of Shares that such Tag-Along Rightholder may sell to such Third Party Purchaser (determined in accordance with Section 3.1.6(a)) and a representation that such Third Party Purchaser has been informed of the "tag-along" rights provided for in this
Section 3.1.6 and has agreed to purchase Shares in accordance with the terms hereof. The tag-along rights provided by this Section 3.1.6 must be exercised by such Tag-Along Rightholder wishing to sell its Shares within fifteen (15) days following receipt of the notice required by the preceding sentence, by delivery of a written notice to such Transferring Stockholder indicating such Tag-Along Rightholder's wish to exercise its rights and specifying the number of Shares (up to the maximum number of Shares owned by such Tag-Along Rightholder permitted to be sold to such Third Party Purchaser) it wishes to sell, provided
                                                                       --------
that such Tag-Along Rightholder may waive its rights under this Section 3.1.6 prior to the expiration of such 15-day period by giving written notice to the Initiating Stockholder, with a copy to the Company. The failure of a Tag-Along Rightholder to respond within such 15-day period shall be deemed to be a waiver of such Tag-Along Rightholder's rights under this Section 3.1.6. If such Third Party Purchaser fails to purchase Shares from any Tag-Along Rightholder that has properly exercised its tag-along rights pursuant to this Section 3.1.6(b), or if such Initiating Stockholder has not delivered the notice contemplated by this
Section 3.1.6(b) (containing, without limitation, the representation required therein) to each Tag-Along Rightholder, then, in either such event, such Initiating Stockholder shall not be permitted to consummate the proposed sale of the Offered Securities, and any such attempted sale shall be null and void and the Company shall not register any such transfer.

          3.2  Proposed Voluntary Transfers by Loeb Stockholders.
               -------------------------------------------------

               3.2.1  Offering Notice.  Subject to Section 2, if any Loeb
                      ---------------
Stockholder (for purposes of this Section 3.2.1, a "Transferring Stockholder")
                                                    ------------------------
wishes to transfer all or any portion of its or his Shares to any Person (other than a Permitted Transferee) (for purposes of this Section 3.2.1, a "Third Party
                                                                     -----------
Purchaser"), such Transferring Stockholder shall send written notice (for
---------
purposes of this Section 3.2.1, the "Offering Notice") to Walker, the Company,
                                     ---------------
the General Atlantic Stockholders and the Additional Stockholders who, in each case, is not a Transferring Stockholder, which shall state (a) the number of Shares proposed to be transferred (for purposes of this Section 3.2.1, the "Offered Securities") and (b) the proposed purchase price per Share which the
 ------------------
Transferring Stockholder is willing to accept (for purposes of this Section 3.2.1, the "Offer Price"), provided that notwithstanding anything to the
            -----------    --------
contrary contained in this Agreement, for purposes of Section 3.2, a Permitted Transferee of Loeb shall mean only those Persons described in clauses (b)(i) and
(b)(ii) of Section 2.2. Upon delivery of the Offering Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

               3.2.2  Walker Option.  For a period of fifteen (15) days after
                      -------------
the giving of the Offering Notice pursuant to Section 3.2.1 (the "Walker Option
                                                                  -------------
Period"), Walker shall have the right (the "Walker Option") to purchase all but
------                                      -------------
not less than all of the Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of Walker to purchase the Offered Securities under this Section 3.2.2 shall be exercisable by the delivery by Walker of a written notice of the exercise thereof, prior to the expiration of the 15-day period referred to above, to the Transferring Stockholder, with a copy to the Company, the General Atlantic Stockholders and the Additional Stockholders, which notice shall state Walker's intention to purchase the Offered Securities. The failure of Walker to respond within such 15-day period shall be deemed to be a waiver of Walker's rights under Section 3.2.2. Walker may waive his rights under Section 3.2.2 prior to the expiration of the 15-day period by giving written notice to the Transferring Stockholder, with a copy to the Company, the General Atlantic Stockholders and the Additional Stockholders.

               3.2.3  Company Option.  If Walker does not elect to purchase
                      --------------
all of the Offered Securities which it has the right to purchase pursuant to
Section 3.2.2, then for a period of fifteen (15) days after the earlier to occur of (i) the expiration of the Walker Option Period pursuant to Section 3.2.2 or
(ii) the date upon which the Transferring Stockholder shall have received written notice from Walker of his exercise of the Walker Option pursuant to
Section 3.2.2 or his waiver thereof (for purposes of this Section 3.2.3, the "Company Option Period"), the Company shall have the right (the "Company
 ---------------------                                           -------
Option") to purchase any or all of the Offered Securities at a purchase price
------
equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. The right of the Company to purchase any or all of the Offered Securities under this Section 3.2.3 shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to above, to the Transferring Stockholder, with a copy to Walker, the General Atlantic Stockholders and the Additional Stockholders (who, in each case, is not a Transferring Stockholder), which notice shall state the number of Offered Securities proposed to be purchased by the Company. The failure of the Company to respond within such 15-day period shall be deemed to be a waiver of the Company's rights under this Section 3.2.3. The Company may waive its rights under this Section 3.2.3 prior to the expiration of the 15-day period by giving written notice to the Transferring Stockholder, with a copy to Walker, the General Atlantic Stockholders and the Additional Stockholders (who, in each case, is not a Transferring Stockholder).

               3.2.4  Stockholder Option; Exercise.
                      ----------------------------

                      (a) If the Company does not elect to purchase all of the Offered Securities which it has the right to purchase pursuant to Section 3.2.3, then for a period of fifteen (15) days after the earlier to occur of (i) the expiration of the Company Option Period pursuant to Section 3.2.3 or (ii) the date upon which the Transferring Stockholder shall have received written notice from the Company of its exercise of the Company Option pursuant to Section 3.2.3 or its waiver thereof (for purposes of this Section 3.2.4, the "Option Period"),
                                                                -------------
each of the General Atlantic Stockholders and the Additional Stockholders (who, in each case, is not a Transferring Stockholder) (each, for the purposes of this
Section 3.2.4 and Sections 3.2.5 and 3.2.6, a "Rightholder") shall have the
                                               -----------
right to purchase all, but not less than all, of the remaining Offered Securities at a purchase price equal to the Offer Price and upon the terms and conditions set forth in the Offering Notice. Unless otherwise agreed among all of the Rightholders, each such Rightholder shall have the right to purchase that percentage of the remaining Offered Securities determined by dividing (i) the total number of Shares then owned by such Rightholder by (ii) the total number of Shares then owned by all such Rightholders. If any Rightholder does not fully subscribe for the number or amount of Offered Securities it or he is entitled to purchase, then each other participating Rightholder shall have the right to purchase that percentage of the Offered Securities not so subscribed for (for purposes of this Section 3.2.4, the "Excess Offered Securities")
                                              -------------------------
determined by dividing (x) the total number of Shares then owned by such fully participating Rightholder by (y) the total number of Shares then owned by all fully participating Rightholders who elected to purchase Offered Securities.
The procedure described in the preceding sentence shall be repeated until there are no remaining Excess Offered Securities or until no Rightholder wishes to purchase any additional Excess Offered Securities. If Walker, the Company and/or the Rightholders do not purchase all, but not less than all, of the Offered Securities pursuant to Section 3.2.2 and/or Section 3.2.3, respectively, the Transferring Stockholder may, subject to Section 3.1.6, sell the Offered Securities to a Third Party Purchaser in accordance with Section 3.2.5.

                      (b) The right of each Rightholder to purchase the remaining Offered Securities under subsection (a) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 15-day period referred to in subsection (a) above, to the Transferring Stockholder with a copy to the Company and the other Rightholders. Each such notice shall state (i) the number of Shares held by such Rightholder and (ii) the number of Shares that such Rightholder is willing to purchase pursuant to this Section 3.2.4. The failure of a Rightholder to respond within such 15-day period to the Transferring Stockholder shall be deemed to be a waiver of such Rightholder's rights under this Section 3.2.4, provided that each Rightholder may waive it s
                                 --------
rights under this Section 3.2.4 prior to the expiration of such 15-day period by giving written notice to the Transferring Stockholder, with a copy to the Company.

               3.2.5  Closing.  The closing of any purchase of Offered
                      -------
Securities pursuant to this Section 3.2 shall be held at the executive office of the Company at 10:00 a.m., local time, on the 30th day after (a) the giving by Walker of the notice contemplated by Section 3.2.2, if Walker has proposed to purchase all of the Offered Securities, (b) the giving by the Company of the notice contemplated by Section 3.2.3, if the Company has proposed to purchase any or all of the Offered Securities or (c) the earlier of (i) the giving by the last Rightholder of the notice contemplated by Section 3.2.4(b) and (ii) the expiration of the 15-day period referred to in Section 3.2.4(b), or at such other time and place as the parties to the transaction may agree. At such closing, the Transferring Stockholder shall deliver certificates representing the Offered Securities, duly endorsed for transfer and accompanied by all requisite transfer taxes, if any, and such Offered Securities shall be free and clear of any Liens (other than those arising hereunder and those attributable to actions by the purchaser) and the Transferring Stockholder shall so represent and warrant, and shall further represent and warrant that it is the sole beneficial and record owner of such Offered Securities. Walker, the Company or each Rightholder, as the case may be, purchasing Offered Securities shall deliver at the closing payment of the purchase price in full in immediately available funds for the Offered Securities purchased by it or him. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

               3.2.6  Sale to a Third Party Purchaser.  Unless Walker, the
                      -------------------------------
Company and/or the Rightholders elect to purchase all, but not less than all, of the Offered Securities under this Section 3.2, the Transferring Stockholder may, subject to Section 3.1.6, sell the Offered Securities to a Third Party Purchaser on terms and conditions no less favorable to the Transferring Stockholder than those set forth in the Offering Notice and at a purchase price per share no less than the Offer Price; provided, however, that such sale is bona fide and made
                      --------  -------
pursuant to a contract entered into within ninety (90) days of the earlier to occur of occur of (a) the waiver by Walker, the Company and/or the Rightholders of their options to purchase the Offered Securities and (b) the expiration of the Option Period (for purposes of this Section 3.2.6, the earlier of such dates being referred to herein as the "Contract Date"). If such sale is not
                                 -------------
consummated within ninety (90) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no transfer of such Offered Securities may be made thereafter by the Transferring Stockholder without again offering the same to the Company, the General Atlantic Stockholders, the Additional Stockholders and Walker in accordance with this
Section 3.2.

          3.3  Involuntary Transfers.
               ---------------------

               3.3.1  Rights of First Offer upon Involuntary Transfer. Subject
                      -----------------------------------------------
 to compliance with applicable law, if an Involuntary Transfer of any Shares (the "Transferred Shares") owned by any Stockholder shall occur, then the
      ------------------
Company, the Major Stockholders, the General Atlantic Stockholders and the Additional Stockholders (unless such Stockholder is the Involuntary Transferee) (for the purpose of Section 3.3, the "Rightholders") shall have the same rights
                                      ------------
 as specified in Sections 3.1.2 and 3.1.3, respectively, with respect to such Transferred Shares as if the Involuntary Transfer had been a proposed voluntary transfer by a Transferring Stockholder and such transfer of the Transferred Shares shall be governed by Section 3.1 except that (a) the time periods shall run from the later of (i) the date of receipt by the Company of actual notice of the Involuntary Transfer (and the Company shall immediately give notice to the Rightholders of the date of receipt of such notice) and (ii) the date the purchase price is agreed to pursuant to clause (d) below, (b) such rights shall be exercised by notice to the transferee of such Transferred Shares (the "Involuntary Transferee") rather than to the Stockholder who suffered or will
 ----------------------
suffer the Involuntary Transfer, (c) the Involuntary Transferee shall be required to sell to the Company and/or the Rightholders all or any portion of the Transferred Shares which the Company and/or the Rightholders notify such Involuntary Transferee that they wish to purchase, and (d) the purchase price per Transferred Share shall be agreed upon by the Involuntary Transferee and the Company and/or the purchasing Rightholders, as the case may be; provided,
                                                                --------
however, that if such parties fail to agree as to such purchase price, the
-------
purchase price shall be the Fair Value thereof as determined in accordance with
Section 3.3.2 and provided further that in the event that the Company and/or the
                  -------- -------
Rightholders elect to purchase Shares pursuant to this Section 3.3.1, the Company and/or the Rightholders, as the case may be, shall purchase, in their respective percentages calculated in accordance with Sections 3.1.1 and/or 3.1.2, from the Minor Stockholders any Shares that the Minor Stockholders elect to transfer pursuant to Section 4 of the Minor Stockholders Agreement and pursuant to this Section 3.3.1, and the number of Shares purchased from the Involuntary Transferee shall be reduced accordingly.

               3.3.2  Fair Value.  If the parties fail to agree upon the
                      ----------
purchase price of the Transferred Shares in accordance with Section 3.3.1 hereof, then the Company and/or the Rightholders shall purchase the Transferred Shares at a purchase price equal to the Fair Value (as hereinafter defined) thereof. The Fair Value of the Transferred Shares shall be determined by a panel of three independent appraisers, which shall be nationally recognized investment banking firms or nationally recognized experts experienced in the valuation of corporations engaged in the business, or a business similar to the business, conducted by the Company. Within five (5) Business Days after the date the applicable parties determine that they cannot agree as to the purchase price, the Involuntary Transferee, on the one hand, and the Board of Directors and/or the purchasing Rightholders, as the case be, on the other hand, shall each designate one such appraiser that is willing and able to conduct such determination. If either the Involuntary Transferee, on the one hand, or the Board of Directors and/or the purchasing Rightholders, as the case may be, on the other hand, fails to make such designation within such period, then the other party that has made the designation shall have the right to make the designation on its behalf. The two appraisers designated shall, within a period of five (5) Business Days after the designation of the second appraiser, designate a third appraiser. The three appraisers shall conduct their determination as promptly as practicable, and the Fair Value of the Transferred Shares shall be the average of the determinations of the two appraisers that are closer to each other than to the determination of the third appraiser, which third determination shall be discarded; provided, however, that if the
                                        --------  -------
determinations of two appraisers are equally close to the determination of the third appraiser, then the Fair Value of the Transferred Shares shall be the average of the determinations of all three appraisers. Such determination of the Fair Value of the Transferred Shares shall be final and binding on the Involuntary Transferee, the Company and the Rightholders. The Involuntary Transferee shall be responsible for the fees and expenses of the appraiser designated by or on behalf of it, and the Company and/or the purchasing Rightholders, as the case may be, shall be responsible for the fees and expenses of the appraiser designated by or on behalf of the Board of Directors and/or the purchasing Rightholders, as the case may be. The Involuntary Transferee, on the one hand, and the Company and/or the purchasing Rightholders, as the case may be, on the other hand, shall each share half the fees and expenses of the appraiser designated by the first two appraisers. For purposes of this Section 3.3.2, the "Fair Value" of the Transferred Shares means the fair market value of such Transferred Shares determined in accordance with this Section 3.3.2 based upon all considerations that the appraisers determine to be relevant.

          3.3.3  Closing.  The closing of any purchase under this Section 3.3
                 -------
shall be held at the executive office of the Company at 10:00 a.m., local time, on the 30th day after (a) the giving by the Company of the notice contemplated by Section 3.3.1, if the Company has proposed to purchase all of the Transferred Shares, or (b) the earlier of (i) the giving by the last Rightholder of the notice contemplated by Section 3.3.1 and (ii) the expiration of the 15-day period referred to in Section 3.3.1, or at such other time and place as the parties to the transaction may agree. At such closing, the Involuntary Transferee shall deliver certificates, if applicable, or other instruments or documents representing the Transferred Shares being purchased under this Section 3.3, duly endorsed with a signature guarantee for transfer and accompanied by all requisite transfer taxes, if any, and such Transferred Shares shall be free and clear of any Liens (other than those arising hereunder) arising through the action or inaction of the Involuntary Transferee and the Involuntary Transferee shall so represent and warrant, and further represent and warrant that it is the beneficial owner of such Transferred Shares. Each Rightholder purchasing such Transferred Shares shall deliver at closing payment of the purchase price in full in immediately available funds for such Transferred Shares. At such closing, all parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

          3.3.4  General.  In the event that the provisions of this Section 3.3
                 -------
shall be held to be unenforceable with respect to any particular Involuntary Transfer, the Company and the Rightholders shall have the rights specified in Sections 3.1.2 and 3.1.3, respectively, with respect to any transfer by an Involuntary Transferee of such Shares, and each Rightholder agrees that any Involuntary Transfer shall be subject to such rights, in which case the Involuntary Transferee shall be deemed to be the Transferring

Stockholder for purposes of Sections 3.1.2 and 3.1.3 of this Agreement and shall be bound by the provisions of Sections 3.1.2 and 3.1.3 and other related provisions of this Agreement.

          3.4  Covenant.  Each of the Company and Loeb hereby covenant and agree
               --------
that it or he shall use best efforts to promptly cause the Minor Stockholders to enter into a consent and waiver in which the Minor Stockholders consent and agree that the Minor Stockholders Agreement shall not apply to any Shares purchased by the General Atlantic Stockholders after March 9, 1998 or Time after the date hereof.

     4.  Rights on Future Issuance of Shares.
         -----------------------------------

          4.1  Offering Notice.  Except for (a) capital stock or any other
               ---------------
security convertible into capital stock of the Company which may be issued to employees, consultants or directors of the Company pursuant to any stock option plan or other employee benefit arrangement approved by the Board of Directors,
(b) a subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock, (c) capital stock or any other security convertible into capital stock of the Company issued in consideration of the acquisition by the Company or any of its Subsidiaries of another Person, (d) capital stock or any other securities convertible into or exchangeable for capital stock of the Company issued upon or in connection with the exercise, conversion or exchange of any Common Stock Equivalent (including, but not limited to, any adjustment of the Series B Conversion Price (as defined in the Restated Certificate of Incorporation) pursuant to Article FOURTH, Section B.7(g)(iii) and (iv) of the Restated Certificate of Incorporation), or (e) any issuance or sale in connection with an Excluded Transaction, if the Company wishes to issue any shares of capital stock or any other security convertible into or exchangeable for capital stock of the Company (collectively, "New Securities") to any Person
                                                 --------------
(the "Subject Purchaser") prior to the IPO Effectiveness Date, then the Company
      -----------------
shall offer such New Securities first to the General Atlantic Stockholders, the Major Stockholders and the Additional Stockholders by sending written notice (the "New Issuance Notice") to the General Atlantic Stockholders, the Major
      -------------------
Stockholders and the Additional Stockholders, which New Issuance Notice shall state (a) the number of New Securities proposed to be issued and (b) the proposed purchase price per share of the New Securities that the Company is willing to accept (the "Proposed Price"). Upon delivery of the New Issuance
                        --------------
Notice, such offer shall be irrevocable unless and until the rights provided for in Section 4.2 shall have been waived or shall have expired.

          Notwithstanding the foregoing, (x) in the event that, as a result of any proposed issuance of securities referred to in clauses (a) through (e) above prior to the IPO Effectiveness Date, the holdings of Time and its Affiliates in the aggregate would drop below twenty-two and nine-tenths percent (22.9%) of the Total Outstanding Capital Stock, such securities proposed to be issued shall be considered New Securities (with respect to Time only) and the Company shall deliver to Time a New Issuance Notice with respect to such number of New Securities as shall be required to restore the aggregate holdings of Time and its Affiliates to twenty-two and nine-tenths percent (22.9%) of the Total Outstanding Capital Stock; provided, however, that in the event that the
                           -----------------
securities
to be issued which are considered New Securities pursuant to the foregoing language are either (1) shares of Voting Common Stock to be issued pursuant to the Investor Warrants to purchase up to 2,499,999 shares of Voting Common Stock or (2) shares of Nonvoting Common Stock to be issued pursuant to certain stock options to purchase an aggregate of 914,727 shares of Nonvoting Common Stock with an exercise price of $3.00 per share which have been issued by the Company, the Company and Time agree and acknowledge that the price per share which Time shall pay for such Voting Common Stock or Nonvoting Common Stock, as appropriate, shall be the Series C Conversion Price (as defined in the Restated Certificate of Incorporation) then in effect, or (y) in the event that, as a result of any proposed issuance of (i) Voting Common Stock or (ii) other shares of the Company's capital stock with the same voting rights as the Voting Common Stock (together, the "Combined Voting Shares") prior to the IPO Effectiveness
                      ----------------------
Date, the holdings of Time and its Affiliates of outstanding Combined Voting Shares would drop below twenty and one-half of one percent (20.5%) of the outstanding Combined Voting Shares, Time may, in its discretion, elect to exchange (and upon receipt of Time's election to so exchange, the Company shall exchange) that number of shares of Nonvoting Common Stock into an equal number of shares of Voting Common Stock as shall be required to restore the aggregate holdings of Time and its Affiliates to twenty and one-half of one percent (20.5%) of the outstanding Combined Voting Shares.



          4.2  Exercise of Rights.
               ------------------

               (a) For a period of thirty (30) days after the giving of the New Issuance Notice, the General Atlantic Stockholders, the Major Stockholders and the Additional Stockholders (each, for the purpose of Section 4, a
Rightholder") shall have the right to purchase its Proportionate Percentage (as
-----------
hereinafter defined) of the New Securities at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice. Each of the Rightholders shall have the right to purchase that percentage of the New Securities determined by dividing (i) the total number of Shares then owned by such Rightholder exercising its rights under this Section
4.2 by (ii) the total number of Shares then owned by all of the Rightholders exercising their rights under this Section 4.2 (the "Proportionate Percentage").
                                                     ------------------------
If any Rightholder does not fully subscribe for the number or amount of New Securities that it or he is entitled to purchase pursuant to the preceding sentence, then each Major Stockholder, each General Atlantic Stockholder and each Additional Stockholder who elected to purchase New Securities shall have the right to purchase that percentage of the remaining New Securities not so subscribed for (the "Excess New Securities") determined by dividing (x) the
                     ---------------------
total number of Shares then owned by such fully participating Rightholder by (y) the total number of Shares then owned by all fully participating Rightholders who elected to purchase Excess New Securities. The procedure described in the preceding sentence shall be repeated until there are no remaining Excess New Securities or until no Rightholder wishes to purchase any additional Excess New Securities. Notwithstanding anything to the contrary contained in this Agreement, the Minor Stockholders shall have the right to purchase shares pursuant to this Section 4 in an amount no less than the amount they have the right to receive pursuant to Section 13 of the Minor Stockholders Agreement.

               (b) The right of each Rightholder to purchase the New Securities under subsection (a) above shall be exercisable by delivering written notice of the exercise thereof, prior to the expiration of the 30-day period referred to in subsection (a) above, to the Company, which notice shall state the amount of New Securities that such Rightholder elects to purchase pursuant to Section 4.2(a). The failure of a Rightholder to respond within such 30-day period shall be deemed to be a waiver of such Rightholder's rights under Section 4.2(a), provided that each Rightholder may waive its rights under Section 4.2(a) prior
--------
to the expiration of such 30-day period by giving written notice to the Company.

               4.3 Closing.  The closing of the purchase of New Securities
                   -------
subscribed for by the Rightholders under Section 4.2 shall be held at the executive offices of the Company at 10:00 a.m., local time, on the 45th day after the giving of the New Issuance Notice pursuant to Section 4.1, or at such other time and place as the parties to the transaction may agree. At such closing, the Company shall deliver certificates representing the New Securities purchased by the participating Rightholders, duly registered in the names of such Rightholders, and such New Securities shall be issued free and clear of all Liens and the Company shall so represent and warrant, and further represent and warrant that such New Securities shall be, upon issuance thereof to the Rightholders and after payment therefor, duly authorized, validly issued, fully paid and nonassessable. The Rightholders purchasing the New Securities shall deliver at the closing payment of the purchase price in full in immediately available funds for the New Securities purchased by him or it. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

               4.4 Sale to Subject Purchaser. Unless all of the New Securities
                   -------------------------
are purchased pursuant to Section 4.2, the Company may sell to the Subject Purchaser all of the New Securities not purchased by the Rightholders pursuant to Section 4.2 on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided, however,
                                                           --------  -------
that such sale is bona fide and made pursuant to a contract entered into within 90 days of the earlier to occur of (a) the waiver by the Rightholders of their option to purchase the New Securities pursuant to Section 4.2 and (b) the expiration of the 30-day period referred to in Section 4.2. If such sale is not consummated within such 90-day period for any reason, then the restrictions provided for herein shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Company without again offering the same to the Rightholders in accordance with this Section 4. The closing of any issue and sale to the Subject Purchaser pursuant to this Section 4.4 shall be held at the time and place as the parties to the transaction may agree.

          5.   After-Acquired Securities; Agreement to be Bound.
               ------------------------------------------------

               5.1  After-Acquired Securities.  All of the provisions of this
                    -------------------------
Agreement shall apply to all of the Shares and Common Stock Equivalents now owned or which may be issued or transferred hereafter to a Stockholder in consequence of any additional issuance, purchase, exchange or reclassification of any of such Shares or Common Stock Equivalents, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Stockholder in any other manner.

          5.2  Agreement to be Bound.  The Company shall not issue any Shares or
               ---------------------
any Common Stock Equivalents to any Person not a party to this Agreement other than issuances to employees, consultants or directors of the Company pursuant to any stock option plan or other employee benefit arrangement approved by the Board of Directors unless either (a) such Person has agreed in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument substantially in the form attached hereto as Exhibit C-2 or (b) such Person has
                                             -----------
entered into an agreement with the Company restricting the transfer of its or his Shares in form and substance reasonably satisfactory to the Major Stockholders, the General Atlantic Stockholders and Time. Upon becoming a party to this Agreement, such Person shall be deemed to be, and shall be subject to the same obligations as an Other Stockholder hereunder. Any issuance of Shares or any Common Stock Equivalents by the Company in violation of this Section 5.2 shall be null and void ab initio.
                       -- ------

     6.  Corporate Governance.
         --------------------

          6.1  General.  From and after the execution of this Agreement, each
               -------
Stockholder shall vote its or his Shares at any regular or special meeting of stockholders of the Company (a "Stockholders Meeting"), or in any written
                                --------------------
consent executed in lieu of such a meeting of stockholders (a "Written
                                                               -------
Consent"), and shall take all other actions necessary, to give effect to the provisions of this Agreement (including, without limitation, Section 6.4 hereof) and to ensure that the Charter Documents do not, at any time hereafter, conflict in any respect with the provisions of this Agreement. In addition, each Stockholder shall vote its or his Shares at any Stockholders Meeting or act by Written Consent with respect to such Shares, upon any matter submitted for action by the Company's stockholders or with respect to which such Stockholder may vote or act by Written Consent, in conformity with the specific terms and provisions of this Agreement and the Charter Documents.

          6.2  Stockholder Actions.  In order to effectuate the provisions of
               -------------------
this Section 6, each Stockholder (a) hereby agrees that when any action or vote is required to be taken by such Stockholder pursuant to this Agreement, such Stockholder shall use its best efforts to call, or cause the appropriate officers and directors of the Company to call, a Stockholders Meeting or to execute or cause to be executed a Written Consent to effectuate such stockholder action, (b) shall use its best efforts to cause the Board of Directors to adopt, either at a meeting of the Board of Directors or by unanimous written consent of the Board of Directors, all the resolutions necessary to effectuate the provisions of this Agreement and (c) shall use its best efforts to cause the Board of Directors to cause the Secretary of the Company, or if there be no secretary, such other officer of the Company as the Board of Directors may appoint to fulfill the duties of Secretary, not to record any vote or consent contrary to the terms of this Section 6.

          6.3  Voting of Shares; Irrevocable Proxy.  Each of GAP 49 and GAP
               -----------------------------------
Coinvestment hereby grants to Walker and Loeb a proxy (limited as provided in clause

(z) below) to vote its Series A Preferred Stock (and any Voting Common Stock into which such Series A Preferred Stock may be converted), which proxy is irrevocable and coupled with an interest, until the earlier of (i) the IPO Effectiveness Date, or (ii) September 9, 2000; provided, however, the grant by
                                               -----------------
each such General Atlantic Stockholder of such proxy (x) shall not relieve the Company of its obligation to provide each General Atlantic Stockholder all notices, documents and other information provided, or required to be provided, to other Stockholders in their capacity as Stockholders, (y) shall not restrict any General Atlantic Stockholder from exercising its right as a stockholder to attend and participate in Stockholders Meetings, other than to vote its Preferred Stock (or Voting Common Stock into which such Preferred Stock has been converted) and (z) shall not extend to the right of such General Atlantic Stockholder to vote its Preferred Stock in any class vote to approve or disapprove an amendment to the Company's Certificate of Incorporation referred to in Section 242 of the Delaware General Corporation Law.

          6.4  Election of Directors; Number and Composition.
               ---------------------------------------------

          (a) Each Stockholder shall vote its or his Shares at any Stockholders Meeting, or act by Written Consent with respect to such Shares, and take all other actions necessary to ensure that the number of directors constituting the entire Board of Directors shall be not less than three (3) and not greater than eight (8).

          (b) So long as the General Atlantic Stockholders and/or any Affiliate thereof in the aggregate own shares of Common Stock or Common Stock Equivalents that represent (after giving effect to any adjustments) at least three percent (3%) of the total number of shares of Common Stock outstanding on a fully diluted basis, the General Atlantic Stockholders shall have the right to designate one representative for election to the Board of Directors. In all events in which the General Atlantic Stockholders have elected to designate a representative for election to the Board of Directors, each Stockholder shall vote its or his shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, for and to take all other actions necessary to ensure the election to the Board of Directors, of one individual designated by the General Atlantic Stockholders (who shall initially be William E. Ford) (the

"General Atlantic Director").
--------------------------

          (c) So long as Time and/or any Affiliate thereof in the aggregate own shares of Common Stock or Common Stock Equivalents that represent (after giving effect to any adjustments) at least three percent (3%) of the total number of shares of Common Stock outstanding on a fully diluted basis, Time shall have the right to designate one representative for election to the Board of Directors.
In all events in which Time has elected to designate a representative for election to the Board of Directors, each Stockholder shall vote its or his shares at any Stockholders Meeting called for the purpose of filling the positions on the Board of Directors, or in any Written Consent executed for such purpose, for and to take all other actions necessary to ensure the election to the Board of Directors, of one individual designated by Time (the "Time
                                                                   ----
Director"). In the event that Time does not designate a representative to the Board of

Directors in accordance with the preceding two sentences, for so long as Time and/or any Affiliate thereof has the right to so appoint a representative to the Board of Directors, Time may, from time to time upon notice to the Company and the Major Stockholders and GAP LLC on behalf of the General Atlantic Stockholders, appoint a representative to attend meetings of the Board of Directors or any committee thereof as an observer (the "Time Observer"). The Time Observer shall not be entitled to vote at any meetings of the Board of Directors. Except as contemplated by Section 6.7, the Time Observer shall not have any duties, responsibilities or liability by virtue of attendance at such meetings or the failure to attend the same. The Company shall notify the Time Observer of all Board of Directors meetings at the same time as the Company notifies directors of such meetings and the Time Observer shall be entitled to receive all written materials directors are entitled to receive. The Time Observer shall be indemnified by the Company for his acts and omissions in such capacity to the same extent as directors of the Company are indemnified for their acts and omissions as directors of the Company and shall, to the extent possible, be afforded coverage under the Company's errors and omissions insurance policy as an additional named insured. Upon the designation of a Time Director in accordance with the first two sentences of this Section 6.4(c), Time shall not be entitled to appoint a Time Observer until such time as a Time Director is no longer serving. Time hereby elects initially to appoint a Time Observer, who shall be Don Logan until such time as Time may give notice otherwise hereunder.

          6.5  Removal and Replacement of Directors.
               ------------------------------------

               (a) Removal of General Atlantic Director. If the General Atlantic
                   ------------------------------------
Stockholders notify the other Stockholders of their wish to remove the General Atlantic Director, at any time and for any reason (or no reason), then each Stockholder shall vote all of its or his Shares so as to remove such General Atlantic Director. Except as provided in the preceding sentence, the General Atlantic Director shall not be removed except for Director's Cause.

               (b) Replacement of General Atlantic Director. If at any time, a
                   ----------------------------------------
vacancy is created on the Board of Directors by reason of the incapacity, death, removal or resignation of the General Atlantic Director, then the General Atlantic Stockholders shall designate an individual to fill such vacancy until the next Stockholders Meeting.

               (c) Removal of Time Director. If Time notifies the other
                   ------------------------
Stockholders of its wish to remove the Time Director, at any time and for any reason (or no reason), then each Stockholder shall vote all of its or his Shares so as to remove such Time Director. Except as provided in the preceding sentence, the Time Director shall not be removed except for Director's Cause.

               (d) Replacement of Time Director. If at any time, a vacancy is
                   ----------------------------
created on the Board of Directors by reason of the incapacity, death, removal or resignation of the Time Director, then Time shall designate an individual to fill such vacancy until the next Stockholders Meeting.

          6.6  Reimbursement of Expenses.  Notwithstanding anything to the
               -------------------------
contrary contained in this Agreement, the Company shall reimburse the General Atlantic Stockholders and Time, or their respective designees, for all reasonable travel and accommodation expenses incurred by any General Atlantic Director, Time Director or Time Observer, as applicable, in connection with the performance of their duties as directors of the Company or the attendance of meetings by the Time Observer as contemplated in Section 6.4(c), in each case upon presentation of appropriate documentation therefor.

          6.7  Confidentiality; Noncompete.
               ---------------------------

          6.7.1  Company Confidential Information.  Each Stockholder recognizes
                 --------------------------------
and acknowledges that: (a) such Stockholder shall acquire information that could include, in whole or in part, information concerning the Company's financial affairs, business strategy, know-how, marketing, suppliers, customers, accounting, business relationships, employees and trade secrets or other confidential or proprietary information belonging to the Company or relating to the Company's affairs (collectively, the "Company Confidential Information");
                                          --------------------------------
(b) the Company Confidential Information is the property of the Company; (c) the use, misappropriation or disclosure of the Company Confidential Information would constitute a breach of trust and could cause irreparable injury to the Company; and (d) it is essential to the protection of the Company's good will and to the maintenance of the Company's competitive position that the Company Confidential Information be kept secret. Each Stockholder covenants that he shall not, without the prior written consent of the Company in each instance, divulge or disclose to anyone other than an officer, director, employee, or authorized representative of the Company or such Stockholder any Company Confidential Information or use any Company Confidential Information for any purpose other than for the benefit of the Company, nor shall the Stockholder cause or permit any other person controlled by him to do any of the foregoing; provided, however, that this restriction shall not apply to (i) any Company
--------  -------
Confidential Information that is in the public domain (either generally or in the industry in which the Company operates) as of the date hereof or enters the public domain without breach of this Agreement by such Stockholder, (ii) any use and disclosure of Company Confidential Information in the proper conduct of the business of the Company and consistent with the instructions of the Company,
(iii) any Company Confidential Information that such Stockholder is required to disclose pursuant to an order, subpoena or request of a court of competent jurisdiction or another government agency or is otherwise legally required to be disclosed, (iv) Company Confidential Information that is known by such Stockholder or its Affiliates, or any of their respective officers, directors, employees, agents or representatives (collectively "Representatives") as of the date hereof or is developed by such Stockholder or its Representatives independent of the disclosure of such information hereunder by the Company, (v) Company Confidential Information that is lawfully received by such Stockholder or its Representatives from a source other than the Company provided that such source is not known by such Stockholder or its Representatives to have breached any obligation of confidence owed to the Company with respect to such information and (vi) any disclosure by GAP LP, GAP 49 or GAP 60 to (a) members of GAP LLC, (b) employees of General Atlantic Service Corporation or (c) any limited partner of GAP Coinvestment,

GAP Coinvestment II, GAP LP, GAP 49 or GAP 60 consistent with GAP
Coinvestment's, GAP Coinvestment II's, GAP LP's, GAP 49's or GAP 60's periodic reporting requirements.

          6.7.2   Stockholder Confidential Information. (a) Each Major
                  ------------------------------------
Stockholder recognizes and acknowledges that: (i) such Major Stockholder shall acquire information that could include, in whole or in part, information concerning the financial affairs, business strategy, know-how, marketing, suppliers, customers, accounting, business relationships, employees and trade secrets of the General Atlantic Stockholders or other confidential or proprietary information belonging to the General Atlantic Stockholders or relating to the General Atlantic Stockholders' affairs (collectively, the "GAP
                                                                           ---
Confidential Information"); (ii) the GAP Confidential Information is the
------------------------
property of the General Atlantic Stockholders; (iii) the use, misappropriation or disclosure of the GAP Confidential Information would constitute a breach of trust and could cause irreparable injury to the General Atlantic Stockholders; and (iv) it is essential to the protection of the General Atlantic Stockholders' good will and to the maintenance of the General Atlantic Stockholders' competitive position that the GAP Confidential Information be kept secret. Each Major Stockholder and Additional Stockholder covenants that he shall not, without the prior written consent of the General Atlantic Stockholders in each instance, divulge or disclose to anyone any GAP Confidential Information or use any GAP Confidential Information for any purpose, nor shall such Major Stockholder or Additional Stockholder cause or permit any other person controlled by him to do any of the foregoing; provided, however, that this
                                              --------  -------
restriction shall not apply to (w) any GAP Confidential Information that is in the public domain (either generally or in the industry in which the General Atlantic Stockholders operate) as of the date hereof or enters the public domain without breach of this Agreement by such Stockholder, (x) any GAP Confidential Information that such Stockholder is required to disclose pursuant to an order, subpoena or request of a court of competent jurisdiction or another government agency or is otherwise legally required to be disclosed, (y) GAP Confidential Information that is known by or in the possession of such Stockholder or its Representatives as of the date hereof or is developed by such Stockholder or its Representatives independent of the disclosure of such information hereunder by the General Atlantic Stockholders, and (z) GAP Confidential Information that is lawfully received by such Stockholder or its Representatives from a source other than the Company or the General Atlantic Stockholders provided that such source is not known by such Stockholder or its representatives to have breached any obligation of confidence owed to the General Atlantic Stockholders.

          6.7.3   Time Confidential Information.  Each Major Stockholder
                  -----------------------------
recognizes and acknowledges that: (i) such Major Stockholder shall acquire information that could include, in whole or in part, information concerning the financial affairs, business strategy, know-how, marketing, suppliers, customers, accounting, business relationships, employees and trade secrets of Time or other confidential or proprietary information belonging to Time or relating to Time's affairs (collectively, the "Time Confidential Information"); (ii) the Time
                            -----------------------------
Confidential Information is the property of Time ; (iii) the use, misappropriation or disclosure of the Time Confidential Information would constitute a breach of trust and could cause irreparable injury to Time; and
(iv) it is
essential to the protection of Time's good will and to the maintenance of Time's competitive position that the Time Confidential Information be kept secret. Each Major Stockholder and Additional Stockholder covenants that he or it shall not, without the prior written consent of Time in each instance, divulge or disclose to anyone any Time Confidential Information or use any Time Confidential Information for any purpose, nor shall such Major Stockholder or Additional Stockholder cause or permit any other person controlled by him to do any of the foregoing; provided, however, that this restriction shall not apply to (w) any
           -----------------
Time Confidential Information that is in the public domain (either generally or in the industry in which Time operates) as of the date hereof or enters the public domain without breach of this Agreement by such Stockholder, (x) any Time Confidential Information that such Stockholder is required to disclose pursuant to an order, subpoena or request of a court of competent jurisdiction or another government agency having appropriate authority or is otherwise legally required to be disclosed, (y) Time Confidential Information that is known by or in the possession of such Stockholder or its Representatives as of the date hereof or is developed by such Stockholder or its Representatives independent of the disclosure of such information hereunder by Time and (z) Time Confidential Information that is lawfully received by such Stockholder or its Representatives from a source other than the Company or Time provided that such source is not known by such Stockholder or its Representatives to have breached any obligation of confidence owed to Time.

          6.7.4  Noncompete.  Each of Walker and Loeb agrees that during the
                 ----------
time that he is employed by the Company or, with respect to Loeb only, is a director of the Company and for a period following the end of such employment or, in the case of Loeb, service as a director of (a) two years in the event that (1) he is terminated for Cause (as hereinafter defined) or (2) he voluntarily terminates his employment with the Company or, with respect to Loeb only, service to the Company as a director or (b) one year if he is otherwise terminated (the applicable period being referred to herein as the "Noncompete
                                                                   ----------
Period"), he shall not directly or indirectly in any manner or under any
------
circumstance, own, invest in, participate in, manage, operate, organize, serve as an employee, contractor, advisor or consultant to, or allow the use of his name in connection with, any other company or business venture that provides services substantially similar to the magazine subscription and other credit card enhancement services provided by, and any other businesses that utilize marketing through the use of materials included in credit card statements engaged in by, the Company in or for the market of the United States of America and Canada, except that Walker or Loeb, respectively, may hold a passive investment of stock of less than five percent (5%) of outstanding shares in a corporation whose shares are publicly traded. As used herein, the term "Cause"
                                                                        -----
shall mean (w) a reasonable determination by the Board of Directors that Walker or Loeb has repeatedly refused to follow the reasonable directives made to such Party by the Board, (x) the recklessness or willful misconduct in the performance of duties assigned to Walker or Loeb by the Board, (y) indictment of any felony or any misdemeanor involving moral turpitude or fraud, or (z) financial dishonesty, including, without limitation, misappropriation of funds or property of the Company, or any attempt by the Walker or Loeb to secure any personal profit related to the business or business opportunities of the Company.

              6.7.5  Non-Solicitation of Employees. Each of Walker and Loeb
                     -----------------------------
agree that during the Noncompete Period he shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce any employee of the Company to leave the Company for any reason whatsoever, or hire any employee of the Company.

              6.7.6  Other Business Activities of Time. The parties hereto
                     ---------------------------------
acknowledge that Time (and its Affiliates) may be interested or involved, now or in the future, directly or indirectly, in various other businesses and activities, including businesses that provide services substantially similar to the magazine subscription and other credit card enhancement services provided by, and other businesses that utilize marketing methods substantially similar to or competitive with those engaged in by, the Company (the "Other Businesses") Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that the provisions of this Agreement shall be without prejudice to, and shall not limit in any way, the rights of Time (or its Affiliates) to have or undertake or pursue the Other Businesses and to receive and enjoy profits or other compensation therefrom, and neither the Company nor any other party hereto shall have any right to object to, or share or participate in, such Other Businesses of Time or its Affiliates.

              6.7.7  No Presumption of Confidentiality. Each of the parties
                     ---------------------------------
hereto acknowledges and understands that the execution and delivery of this Agreement or the receipt of any information by the other parties shall not be deemed to be or construed as an admission by the receiving party of the confidentiality, novelty, originality or proprietary nature of any of the information disclosed to it or its representatives by any disclosing party or its representatives.

              6.8   Remedies. In the event of the breach or a threatened any
                    --------
Stockholder of any of the provisions of Section 6.7, the Company, the General Atlantic Stockholders or the Stockholders, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security).

              6.9   Financial Statements and Other Information. The Company
                    ------------------------------------------
shall deliver to each Major Purchaser:

                    6.9.1 within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied;
                        ----

                    6.9.2 within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the

Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter; and

                         6.9.3. such other notices, information and data with
respect to the Company as the Company delivers to the holders of its capital stock at the same time it delivers such items to such holders.

                  Notwithstanding the foregoing, the Company will deliver to each Major Purchaser the information described in Sections 6.9.1 and 6.9.2 as soon as reasonably practicable after its presentation to the Board of Directors and, upon request of any Major Purchaser who is subject to the reporting requirements of Section 13 of the Exchange Act (or whose Affiliate is subject to such reporting requirements such that disclosure with respect to such Major Purchaser is required thereby), the Company will use reasonable efforts to provide such Major Purchaser with such information and assistance as may reasonably be requested by it for purposes of complying with such reporting requirements on a timely basis.

                  The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. Prior to the closing of the Initial Public Offering, the financial statements delivered pursuant to Subsections 6.9.1 and 6.9.2 above shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with GAAP consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby. For purposes of this Agreement, the term "Major Purchaser" shall mean
                                                   ---------------
Time and GAP LLC, as the representative of the General Atlantic Stockholders, so long as such Major Purchaser continues to own not less than five percent (5%) of the Total Outstanding Shares. For purposes of determining the number of Shares held by a Major Purchaser: (i) the foregoing numbers shall be adjusted for any stock splits, stock dividends, recapitalizations or similar events; (ii) Shares shall include Shares which have been converted into Common Stock so long as such Common Stock is held by such Major Purchaser; and (iii) Shares shall include Shares held by affiliates of such Major Purchaser and, with respect to a Major Purchaser that is a corporation or partnership, Shares distributed to and held by its shareholders and partners.

         7.       Stock Certificate Legend. A copy of this Agreement shall be
                  ------------------------
filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares now held or hereafter acquired by any Stockholder shall for as long as this Agreement is effective bear legends as required by any applicable state securities laws and substantially in the following forms:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION OF THE
          ---
         UNITED STATES. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND UNDER

         THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL TO SYNAPSE GROUP, INC. (THE "COMPANY") OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IF REQUESTED BY THE COMPANY, THAT THERE IS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS.

         THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF
                                    --------
         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 23, 2000 (THE "STOCKHOLDERS AGREEMENT"), AMONG THE COMPANY AND THE OTHER STOCKHOLDERS NAMED THEREIN. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT. THE COMPANY WILL MAIL A COPY OF THE STOCKHOLDERS AGREEMENT, TOGETHER WITH A COPY OF THE EXPRESS TERMS OF THE SECURITIES AND THE OTHER CLASS OR CLASSES AND SERIES OF SHARES, IF ANY, WHICH THE COMPANY IS AUTHORIZED TO ISSUE, TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

         8.       Limitations on Time's Rights.
                  ----------------------------

                  8.1 Generally. Notwithstanding anything to the contrary
                      ---------
elsewhere in this Agreement, Time agrees that after the IPO Effectiveness Date until June 30, 2002, Time and its Affiliates shall not own at any time more than an aggregate of the greater of (i) 30% of the issued and outstanding Common Stock or (ii) that percentage of the issued and outstanding Common Stock equal to a fraction, the numerator of which is the number of Shares owned by Time on the IPO Effectiveness Date and the denominator of which is the issued and outstanding Common Stock on the IPO Effectiveness Date (including the shares of capital stock issued in the Initial Public Offering); provided, however, that
                                                      --------  -------
this Section 8 shall terminate without further action on the part of any party to this Agreement: (A) upon (1) the consummation of a sale by a Stockholder (or any transferee of a Stockholder) to an unaffiliated third party of thirty percent (30%) or more of the issued and outstanding shares of Common Stock, or
(2) the consummation of a sale by a Stockholder (or any transferee of a Stockholder) to a third party of shares of Common Stock which, taken together with any shares of Common Stock sold by Stockholders (or transferees of Stockholders) within the previous six (6) months, equals thirty percent (30%) or more of the issued and outstanding Common Stock (measured as of the most recent sale); or (B) in the event that the Company receives a binding written offer from Time, acceptable to the Company, for the acquisition by Time of all of the issued and outstanding stock or assets of the Company; provided, further,
                                                              --------  -------
Time agrees and acknowledges that if such acquisition is not consummated within ninety (90) days following the date of such binding written offer, the provisions of this Section 8 shall remain in full force and effect without further action on the part of any party to this Agreement. Notwithstanding anything to the contrary herein, the Board of Directors may in its sole discretion waive the provisions of this Section 8.1 and such waiver shall be binding upon all the parties to this Agreement.

                  8.2 Agreements by Loeb. Prior to the termination of this
                      ------------------
Section 8, Loeb shall give Time seven (7) business days prior written notice (unless otherwise prohibited by law) of any proposed sale by Loeb or his Affiliates of shares of Common Stock in an amount which either equals three percent (3%) or more of the issued and outstanding Common Stock or, taken together with any shares of Common Stock previously sold by Loeb and his Affiliates within the previous six (6) months, equals three percent (3%) or more of the issued and outstanding Common Stock (measured as of the most recent sale). Notwithstanding the prohibitions contained in Section 8.1 above, in the event that Loeb or his Affiliates (i) propose to sell shares of Common Stock to, or have received an offer to purchase shares of Common Stock from, an unaffiliated third party which, combined with any other sales or proposed sales by them after the date hereof, would be equal to or greater than five percent (5%) of the issued and outstanding shares of Common Stock, or (ii) after the date hereof have sold an aggregate of five percent (5%) of the issued and outstanding Common Stock to one or more unaffiliated third party purchasers and Loeb or his Affiliates either propose to sell additional shares to, or have received an offer to purchase additional shares from, an unaffiliated third party, Loeb shall give Time written notice (unless otherwise prohibited by law) at least seven (7) business days before he or his Affiliates enter into a binding commitment for such sale. Such notice shall describe the number of shares to be sold by Loeb and his Affiliates. Time shall have the right to negotiate with Loeb and his Affiliates prior to the expiration of the notice period for the purchase of such shares proposed to be sold by Loeb and his Affiliates and if Loeb and his Affiliates and Time agree on terms, to purchase such shares; provided, however, neither Loeb nor his Affiliates shall be
             --------  -------
obligated to sell such shares to Time.

                  8.3 Agreements by the General Atlantic Stockholders.
                      -----------------------------------------------
Notwithstanding the prohibitions contained in Section 8.1 above, in the event that the General Atlantic Stockholders (i) propose to sell shares of Common Stock to, or have received an offer to purchase shares of Common Stock from, an unaffiliated third party which, combined with any other sales or proposed sales by them after the date hereof, would be equal to or greater than five percent (5%) of the issued and outstanding shares of Common Stock, or (ii) after the date hereof have sold an aggregate of five percent (5%) of the issued and outstanding Common Stock to one or more unaffiliated third party purchasers and the General Atlantic Stockholders either propose to sell additional shares to, or have received an offer to purchase additional shares from, an unaffiliated third party, GAP LLC on behalf of the General Atlantic Stockholders shall give Time written notice (unless otherwise prohibited by law) at least five (5) business days before any

General Atlantic Stockholder enters into a binding commitment for such sale; provided, however, that the provisions of this sentence shall not apply to a
--------  -------
General Atlantic Excluded Transaction (as defined below). Such notice shall describe the number of shares to be sold by the General Atlantic Stockholders. Time shall have the right to negotiate with the General Atlantic Stockholders prior to the expiration of the notice period for the purchase of such shares proposed to be sold by the General Atlantic Stockholders and, if the General Atlantic Stockholders and Time agree on terms, to purchase such shares; provided, however, the General Atlantic Stockholders shall not be obligated to
--------  -------
sell such shares to Time. A "General Atlantic Excluded Transaction" means (x) a
                             -------------------------------------
sale of securities by any General Atlantic Stockholder in a transaction complying with the manner of sale provisions contained in Rule 144(f) promulgated under the Securities Act, (y) a sale of securities by any General Atlantic Stockholder in a public offering of equity securities of the Company pursuant to an effective Registration Statement filed under the Securities Act and (z) a distribution of securities by any General Atlantic Stockholder to its general or limited partners.

         9.       Miscellaneous.
                  -------------

                  9.1 Notices. All notices, demands or other communications
                      -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery to the addresses listed on
Schedule 9.1 hereto. Any party may by notice given in accordance with this
------------
Section 9.1 designate another address or Person for receipt of notices hereunder. All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed, and when receipt is mechanically acknowledged, if properly telecopied.

                  9.2 Successors and Assigns. This Agreement shall be binding
                      ----------------------
upon and inure to the benefit of the parties and their respective successors, permitted assigns, heirs, legatees and legal representatives. This Agreement is not assignable except in connection with a transfer of Shares in accordance with this Agreement.

                  9.3 Amendment and Waiver.
                      --------------------

                      (a) Except as specifically set forth in this Agreement, no failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                      (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by (i) the Company, (ii) the Major Stockholders holding Shares representing at least eighty
(80) percent of the Shares owned by all of the Major Stockholders, (iii) the General Atlantic Stockholders holding Shares representing at least a majority of the Shares owned by all of the General Atlantic Stockholders and (iv) Time; provided, however, that Walker, Time and Loeb shall be permitted to amend,
--------  -------
supplement, modify, waive or consent to depart from Section 3.2 if such amendment, supplement, modification, waiver or consent shall not have an adverse effect on any General Atlantic Stockholder. Any amendment, supplement, modification, waiver or consent pursuant to this Section 9.3 shall be binding upon the Company and all of the Stockholders.

                  9.4 Authorization to Modify Restrictions. It is the intention
                      ------------------------------------
of the parties that the provisions of Section 6.7 hereof shall be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder thereof. If any provision or provisions hereof shall be deemed invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it valid and enforceable.

                  9.5 Counterparts. This Agreement may be executed in one or
                      ------------
more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                  9.6 Specific Performance. The parties hereto intend that each
                      --------------------
of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

                  9.7 Headings.  The headings in this Agreement are for
                      --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  9.8 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE
                      ---------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION. The parties hereto agree that any suit, action or proceeding instituted against any of them with respect to this Agreement (including any exhibits hereto) shall be brought in any federal or state court located in New York, New York. The parties hereto, by the execution and delivery of this Agreement, irrevocably waive any objection or defense to the institution of any action in New York, New York based on improper venue, the convenience of the forum or the jurisdiction of such courts, or to the execution of judgments resulting therefrom, and the parties hereto irrevocably accept and submit to the jurisdiction of the aforesaid courts in any suit, action or proceeding and consent to the service of process by certified mail at the address listed on Schedule 9.1 hereto.
                                                   ------------

                  9.9  Severability. If any one or more of the provisions
                       ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  9.10 Entire Agreement. This Agreement, together with the
                       ----------------
exhibits hereto, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits hereto, supersedes all prior agreements and understandings between the parties with respect to such subject matter, including, without limitation, the Original Agreement.

                  9.11 Term of Agreement. This Agreement shall become effective
                       -----------------
upon the execution hereof and shall terminate upon the IPO Effectiveness Date. Notwithstanding any provision to the contrary contained herein, Sections 6.7 and 8 shall survive the termination of this Agreement.

                  9.12 Further Assurances. Each of the parties shall, and shall
                       ------------------
cause their respective Affiliates to, execute such instruments and take such action as may be reasonably required or necessary to carry out the provisions hereof and the transactions contemplated hereby.

                  9.13 Pronouns.  All pronouns and any variations thereof
                       --------
refer to the masculine, feminine and neuter, singular or plural, as the context may require.

                  9.14 Waivers/Consents to Amendments. Pursuant to Section
                       ------------------------------
9.3(b) of the Original Agreement, each of the Company, the General Atlantic Stockholders, Loeb, Walker and the Walker Trust, on behalf of himself or itself and the other Stockholders, (a) hereby waive any and all rights contained in the Original Agreement and this Agreement with respect to: (i) the sale by the Company to Time of shares of Series C Preferred Stock pursuant to the Purchase Agreement; (ii) the sale by Walker to Time of shares of Voting Common Stock and Nonvoting Common Stock pursuant to the Walker Sale Agreement; (iii) the sale by Walker to Arena Capital Investment Fund, L.P. ("Arena") of (A) 1,250,000 shares
                                                -----
of Nonvoting Common Stock for $8.00 per share and (B) an option to purchase an additional 625,000 shares of Voting Common Stock for an exercise price of $8.00 per share pursuant to that Securities Purchase Agreement, dated as of March 20, 2000, between Walker and Arena, as amended by that Amendment to Securities Purchase Agreement dated as of April 28, 2000; and (iv) the sale by the Company to Stuart Bell of 350,000 shares of Nonvoting Common Stock pursuant to that Consulting Agreement between the Company and Stuart Bell, dated as of December 31, 1999, as amended by that First Amendment to Consulting Agreement dated as of January 19, 2000, and (b) consent to the amendment of the terms of the Original Agreement as contained in this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Stockholders Agreement on the date first written above.

                                  SYNAPSE GROUP, INC.

                                  By: /s/ Michael R. Loeb
                                      --------------------------------------
                                      Name:  Michael Loeb
                                      Title: President

                                  GENERAL ATLANTIC PARTNERS 46, L.P.

                                  By: GENERAL ATLANTIC PARTNERS, LLC,
                                      its General Partner

                                      By:  /s/ Matthew Nimitz
                                           ---------------------------------
                                           Name:   Matthew Nimitz
                                           Title:  A Managing Member

                                  GENERAL ATLANTIC PARTNERS 49, L.P.

                                  By: GENERAL ATLANTIC PARTNERS, LLC,
                                      its General Partner

                                  By: /s/ Matthew Nimitz
                                      --------------------------------------
                                      Name:  Matthew Nimitz
                                      Title: A Managing Member

                                  GENERAL ATLANTIC PARTNERS 60, L.P.

                                  By: GENERAL ATLANTIC PARTNERS, LLC,
                                      its General Partner

                                  By: /s/ Matthew Nimitz
                                      --------------------------------------
                                      Name:  Matthew Nimitz
                                      Title: A Managing Member

                                  GAP COINVESTMENT PARTNERS, L.P.

                                  By:  /s/ Matthew Nimitz
                                       -------------------------------------
                                       Name:  Matthew Nimitz
                                       Title: A General Partner

                                  GAP COINVESTMENT PARTNERS II, L.P.


                                  By:  /s/ Matthew Nimitz
                                       -------------------------------------
                                       Name:  Matthew Nimitz
                                       Title: A General Partner

                                       /s/ Michael R. Loeb
                                       -------------------------------------
                                       MICHAEL LOEB

                                       /s/ Jay Walker
                                       -------------------------------------
                                       JAY WALKER


                                  THE JAY S. WALKER IRREVOCABLE CREDIT TRUST

                                  By:  /s/ Harry E. Peden III
                                       -------------------------------------
                                       Harry E. Peden III, Trustee

                                  By:  /s/ Eileen Walker
                                       -------------------------------------
                                       Eileen Walker, Trustee

                                  NSSI HOLDINGS INC.

                                  By:  /s/ Jeremy B. Koch
                                       --------------------------------------
                                       Name:  Jeremy B. Koch
                                       Title: President

                                  THE LOEB FAMILY LIMITED PARTNERSHIP

                                  By:  /s/ Michael R. Loeb
                                       ---------------------------------
                                       Michael Loeb, General Partner

                                   SCHEDULE 1
                                   ----------

                                 Other Investors
                                 ---------------

1.   Campana Limited Partnership
2.   Tas Parafestas, as Trustee of the Gore Creek Trust
3.   NS Investors Limited Partnership
4.   Allen & Company, Incorporated
5.   Hiwan Holdings, Inc.
6.   Brentwood Investment Fund, LLC
7.   Gage Marketing Group, LLC
8.   Promerica Capital, LLC
9.   WFIP I, LLC
10.  Marshall R. Loeb and Elizabeth P. Loeb
11.  Thomas J. Litle IV
12.  David Hamblett and Patricia Hamblett
13.  David Clancey
14.  Shirley Singleton
15.  Kevin Manion
16. Margaret Loeb, Trustee u/ The Michael Loeb Irrevocable Trust f/b/o Michael Roberts Loeb dated December 28, 1995
17. Margaret Loeb, Trustee u/ The Michael Loeb Irrevocable Trust f/b/o Katherine Elizabeth Loeb dated December 28, 1995
18. Nancy Halpern, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Marc David Loeb
19. Nancy Halpern, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Jeremy Paul Loeb
20. Nancy Halpern, as Trustee of The Michael Loeb Irrevocable Trust u/a dated 3/24/99 f/b/o Carolyn Rose Loeb.
21.  Nancy Peretsman
22.  Harry E. Peden, III
23.  Joseph Hanson